 Exhibit 99.1

EXECUTION VERSION

AMENDMENT NO. 1

TO

WHITE LABEL CARD PROGRAM SERVICES AGREEMENT

THIS AMENDMENT NO. 1 TO WHITE LABEL CARD PROGRAM SERVICES AGREEMENT (this "Amendment") is made and entered into as of December 15, 2016, by and among Next CALA, Inc., a Florida corporation ("Company"), ITC Financial Licenses, Inc., a South Dakota corporation ("ITCFL"), IH Financial Licenses, Inc., a South Dakota corporation ("IHFL") (each of ITCFL and IHFL, a "Licensee" and, collectively, the "Licensees") (each of ITCFL, IHFL, and Company, a "Party" and collectively, the "Parties") and for the limited purpose identified below, Interactive Communications International, Inc., a Florida corporation ("InComm").

WHEREAS, the Parties previously entered into that certain White Label Card Program Services Agreement effective as of October 16, 2012 (the "Agreement"); and

WHEREAS, the Parties wish to amend the Agreement in the manner set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

1.	Defined Terms. All capitalized terms in this Amendment shall have the same meaning set forth in the Agreement unless otherwise specifically defined herein.

2.	Extension of Initial Term. The Initial Term of the Agreement shall be extended through October 31, 2019.

3.	Renaming of ITCFL. Company acknowledges that ITC Financial Licenses, Inc. (ITCFL) changed its name to InComm Financial Services, Inc. ("InComm Financial Services") and, accordingly, all references to ITC Financial Licenses, Inc. or ITCFL throughout the Agreement shall be replaced with "InComm Financial Services" or "Licensee".

4.	Removal of IHFL. The Parties agree that all references to IH Financial Licenses, Inc. and IHFL are hereby deleted from the Agreement. Accordingly, all references to Licensee(s) shall refer solely to InComm Financial Services, and InComm Financial Services shall be solely responsible for all rights and obligations placed upon the Licensee(s) under the Agreement.

5.	Letter of Intent. Company and Licensee (through its Affiliate, InComm) previously executed that certain Letter of Intent, dated January 20, 2012 ("LOI"). The LOI was executed to guide the negotiation and drafting of the Agreement, which Agreement sets forth the entire understanding of the Parties with respect to the subject matter of the Agreement and the LOI. For the mutual valuable consideration contained in this Amendment, each of Company, Licensee, and InComm do hereby acknowledge and agree that the LOI is hereby terminated, canceled and of no further force or effect. Each of Company, Licensee, and InComm do hereby relieve one another from any and all liability which may accrue under any terms of the LOI prior to or subsequent to the date hereof.

6.	Compensation. Upon execution of this Amendment, InComm shall pay Company Three Hundred Eleven Thousand Two Hundred Sixty-One Dollars and Twenty-Eight Cents ($311,261.28) for the purpose of designing, creating and marketing website, IVR, and mobile application content for the Program.

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7.	Definition of Mio Mark. A new Section 1.28 is hereby added to the Agreement and the remaining sections are renumbered accordingly:

"1.28 "Mio Mark" shall mean the trademark set forth on Exhibit H."

8.	A new Exhibit H is hereby added to the Agreement and is attached to this Amendment as Schedule 1.

9.	Definition of Permissible Licensee Marks. Section 1.32 of the Agreement (renumbered as Section 1.33 by this Amendment) is hereby deleted in its entirety and replaced with the following:

"1.33 "Permissible Licensee Marks" means only "InComm Financial Services, Inc." or the Mio Mark."

10.	Use of the Mio Mark. The following language shall be added to the end of Section 7.2 of the Agreement:

"Subject to the foregoing conditions regarding Company's use of the Permissible Licensee Marks, Licensee authorizes the use of the Mio Mark on the Cards and Ancillary Materials in connection with the Program. Licensee covenants and agrees that it will not use the Mio Mark in connection with any other card program in the United States during the Term. Company acknowledges that Licensee offers high quality products and services in connection with the Licensee Marks. Company covenants and agrees that it will maintain such quality and not adversely reflect upon or damage the goodwill or reputation of the Licensee Marks."

11.	Retail Distribution of the Card at Licensee Retailers. Notwithstanding any contrary terms in the Agreement, Licensee will work with Company to offer the Program at Licensee Retailer locations; provided, however, (a) that any such retail distribution of the Cards remains at the discretion of, and subject to approval by, the Issuing Bank and each individual Licensee Retailer, and (b) the marketing, promotion, distribution, loading, sale or activation of Cards at any Licensee Retailer shall be managed solely by or through Licensee and/or its Affiliates in accordance with the terms of the Agreement. Company shall continue to bear all costs associated with the marketing, promotion, distribution, loading, sale and activation of Cards in accordance with the Agreement.

12.	Website Design. Licensee shall allow Company to design and create website and mobile application content for the Program, which InComm shall publish as soon as reasonably practicable after receiving all necessary approvals and consents from Licensee and the Issuing Bank; provided that Company makes any modifications, disclosures or changes to such content as may by reasonably requested by Licensee or the Issuing Bank for regulatory, reputational, operational or other reasons. The Parties acknowledge and agree that the Program website and mobile application shall at all times be hosted on InComm-owned servers.

13.	Cardholder Verification. Licensee will use commercially reasonable efforts to implement the Issuing Bank's CIP policy for authenticating consumers through its systems and processes which shall be aligned with the Issuing Bank's policies and procedures. Notwithstanding the foregoing, to the extent any such authentication processes are manual, complex and/or require substantially more resources, time or effort than Licensee's current practices, the Parties agree to negotiate in good faith appropriate changes related to operational requirements, compensation or similar terms and conditions.

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14.	Money Remittance. Licensee shall, upon Issuing Bank's approval, allow Company to market and offer, on behalf of a fully licensed money transmitter and registered money service business authorized to conduct remittances ("Remittance Provider") certain money remittance services to Cardholders, by redirecting them to the Remittance Provider's website, mobile application or other online platform whereby Cardholders may conduct an international or domestic money transfer directly with such Remittance Provider. Company must receive prior written approval from Licensee and Issuing Bank before incorporating any such Remittance Provider's offering into the Program website, application, IVR or other communication method to Cardholders, which may include, but is not limited to, appropriate initial and ongoing due diligence and underwriting by Licensee or Issuing Bank of such Remittance Provider and the inclusion of an interstitial or other mechanism to delineate the Remittance Provider's platform from the Program website or application.

15.	Customer Service. Licensee will use commercially reasonable efforts to obtain Issuing Bank approval for IVR changes that may enhance the Cardholder experience.

16.	Monthly Service Fee. Licensee will resume invoicing Company the Monthly Service Fee set forth in Exhibit C of the Agreement one hundred eighty (180) days from the execution of this Amendment.

17.	Conflict. In the event of any conflict between the terms of the Agreement and this Amendment, this Amendment shall control.

18.	Miscellaneous. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to its conflict of laws principles. This Amendment may be executed by facsimile and in counterparts, each of which shall be deemed an original, and both of which when taken together shall be deemed one and the same instrument.

19.	Effect of Amendment. Except as expressly set forth herein, the Agreement shall remain in full force and effect in accordance with its terms.

20.	The Agreement, as amended, hereby sets forth the entire agreement of the Parties with respect to the subject matter hereof and thereof, supersedes any and all prior or contemporaneous agreements or understanding, whether written or oral, between the Parties with respect to such subject matter.

[Signatures on the Following Page]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

NEXT CALA, INC.

By:	/s/ Arik Maimon
Name:	Arik Maimon
Title:	CEO

INCOMM FINANCIAL SERVICES, INC.

By:	/s/ Phil Graves
Name:	Phil Graves
Title:	Secretary

IH FINANCIAL LICENSES, INC.

By:	/s/ Phil Graves
Name:	Phil Graves
Title:	EVP

INTERACTIVE COMMUNICATIONS INTERNATIONAL, INC., solely for purposes of Sections 5 and 6 of this Amendment

By:	/s/ Phil Graves
Name:	Phil Graves
Title:	President

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SCHEDULE 1

EXHIBIT H

Mio Marks

TRADEMARK	U.S. REG. NO.	REG. DATE
MIO	3,110,340	06/27/2006

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